Principal Funds, Inc.
Supplement dated June 12, 2020
to the Statement of Additional Information dated March 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective July 1, 2020, under Management Agreement, delete the row for SmallCap Value II in the third management fee table, and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
SmallCap Value II	0.95%	0.93%	0.91%	0.90%	0.89%	0.88%
Effective July 1, 2020, in the table Contractual Limits on Total Annual Fund Operating Expenses, delete the row for SmallCap Value II, and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
SmallCap Value II	1.45%	N/A	N/A	0.96%	2/28/2022
Effective July 1, 2020, in the table Contractual Limits on Other Expenses, delete the row for SmallCap Value II, and replace with the following:

Contractual Limits on Other Expenses
Fund	R-6	Expiration
SmallCap Value II	0.02%	2/28/2022
Effective July 1, 2020, in the table Contractual Fee Waivers, delete the row for SmallCap Value II, and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
SmallCap Value II	0.020%	2/28/2022

1